UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2009

NORTH STATE BANCORP

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-49898	65-1177289
(Commission File Number)	(IRS Employer ID Number)

4270 The Circle at North Hills, Raleigh, North Carolina 27609
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 787-9696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 9, 2009, North State Bancorp issued a press release announcing the formation of CommunityPLUS, a new division of North State Bank that will work with community association management companies. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated February 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTH STATE BANCORP
Date: February 9, 2009
/s/ Larry D. Barbour
Larry D. Barbour
President and Chief Executive Officer

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